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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) September 23, 1997
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                           UCFC Acceptance Corporation
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             (Exact name of registrant as specified in its charter)

       Louisiana                      333-07081                  72-123-5336
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(State or other jurisdiction of     (Commission                 (IRS Employer
 incorporation)                      File Number)                  ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                             70809
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
 including area code:                                           (504) 924-6007
                                                                --------------

                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

Filing of Computational Materials and Consent of Independent Accountants.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Acceptance Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Loan Pass-Through Certificates, Series 1997-C.

         In connection with the offering of the Home Equity Loan Pass-Through Certificates, Series 1997-C, Prudential Securities Incorporated prepared certain materials (the "Computational Materials") which were distributed by Prudential Securities Incorporated, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated to their potential investors. Although the Depositor provided Prudential Securities Incorporated with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The
Computational Materials are attached hereto as Exhibit 99.1.

         Also included for filing as Exhibit 23.1 attached hereto is the Consent of Coopers & Lybrand L.L.P., independent accountants for MBIA Insurance Corporation, insurer of the Offered Certificates.

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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 22, 1997, and Prospectus Supplement dated September 22, 1997, of UCFC Acceptance Corporation, relating to its Home Equity Loan Pass-Through Certificates, Series 1997-C.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1.    Consent of Coopers & Lybrand L.L.P.

         99.1     Computational Materials.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UCFC ACCEPTANCE CORPORATION

                                            By: /s/ H.C. McCall, III
                                               -------------------------------
                                               Name: H.C. McCall, III
                                               Title: President

Dated: September 23, 1997

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                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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23.1.    Consent of Coopers & Lybrand L.L.P.

99.1     Computational Materials.


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